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Exhibit 99.1

        LETTER OF TRANSMITTAL

FRIENDLY ICE CREAM CORPORATION

Offer for all Outstanding
8 3/8% Senior Notes due June 15, 2012
in Exchange for
8 3/8% Senior Notes due June 15, 2012
Which Have Been Registered Under
the Securities Act of 1933, as Amended,
Pursuant to the Prospectus, dated

Fully and unconditionally guaranteed
by Friendly's Restaurants Franchise, Inc.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON                        , UNLESS EXTENDED (THE "EXPIRATION DATE") BY THE COMPANY IN ITS SOLE DISCRETION.

        TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To: The Bank of New York, Exchange Agent

By Mail, Hand or Overnight Courier:

The Bank of New York
20 Broad Street, Lower Level
Corporate Debt Operations
New York, New York 10286

Attention:

By Facsimile Transmission	Confirm by Telephone:
(For Eligible Institutions Only):

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend the use of an overnight or hand delivery service. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

        The undersigned acknowledges that he or she has received the Prospectus, dated                        (the "Prospectus"), of Friendly Ice Cream Corporation, a Massachusetts corporation (the "Company"), and Friendly's Restaurants Franchise, Inc., a Delaware corporation ("FRFI"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $175,000,000 of the Company's 8 3/8% Senior Notes due June 15, 2012 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's unregistered, issued and outstanding 8 3/8% Senior Notes due June 15, 2012 (the "Original Notes") from the registered holders thereof (the "Holders").

        For each Original Note accepted for exchange, the Holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes. Accordingly, registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Original Notes otherwise payable on any interest payment date, the record date for which occurs on or after consummation of the Exchange Offer.

        This Letter is to be completed by a holder of Original Notes for a tender of Original Notes to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer—Book-Entry Transfer" section of the Prospectus and for which an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Original Notes who are unable to deliver confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT
CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS
LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR
ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF
TRASMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE
EXCHANGE AGENT. SEE INSTRUCTION 9.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR
ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND
COMPLY WITH ALL OF ITS TERMS.

        List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)		(1) Aggregate Principal Amount of Original Note(s)	(1) Principal Amount Tendered*

Total

*	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 1. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
Account Number
Transaction Code Number

        By crediting the Original Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guarantee Delivery
Name of Institution Which Guaranteed Delivery

  If Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:
Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such Original Notes were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Original Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and FRFI.

        The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company and FRFI within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company or FRFI, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE
TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 and 3)

        To be completed ONLY if Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)
Address:
(Including Zip Code)
(Complete Substitute Form W-9)
☐	Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.
Book-Entry Transfer Facility Account Number, if applicable

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)

        To be completed ONLY if Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Original Notes" on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)
Address
(Including Zip Code)

        IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
PLEASE SIGN HERE
(To Be Completed By All Tendering Holders) (Complete Accompanying Substitute Form W-9 Below)
X			, 2004
X			, 2004
	(Signature(s) of Owner)	(Date)
Area Code and Telephone Number

If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.
Name(s):
(Please Type or Print)
Capacity:
Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 2)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)
Dated:	, 2004

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the
8 3/8% Senior Notes Due June 15, 2012 of Friendly Ice Cream Corporation
in Exchange for the
8 3/8% Senior Notes Due June 15, 2012 of Friendly Ice Cream Corporation
Which Have Been Registered Under the
Securities Act of 1933, as Amended

Fully and unconditionally guaranteed by Friendly's
Restaurants Franchise, Inc.

1.    Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

        This Letter is to be completed by holders of Original Notes for tenders to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfer" section of the Prospectus and for which an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. BookEntry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

        Holders who cannot deliver required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution (as defined below) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2.    Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

        If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        When this Letter is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then separate bond powers are required.

        If this Letter or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

3.    Special Issuance and Delivery Instructions.

        Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.

4.    Taxpayer Identification Number.

        Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is generally his or her social security number or individual taxpayer identification number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be applied for with the Internal Revenue Service.

        Exempt holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 28% of reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 28% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

5.    Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this letter.

6.    Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.    No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

8.    Withdrawal Rights.

        Tenders of Original Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

        For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the principal amount of such Original Notes), (iii) contain a statement that such holder is withdrawing his election to have such Original Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender and (v) specify the name in which such Original Notes are registered, if different from that of the Depositor. A notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

9.    Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above. All other questions regarding the Exchange Offer should be directed to the following address or phone number:

      Friendly Ice Cream Corporation
      1855 Boston Road
      Wilbraham, Massachusetts 01095
      Attention: Investor Relations

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 4)

THE BANK OF NEW YORK

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN:	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2—TIN Applied For ☐

Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part 3—Certification—Under the penalties of perjury, I certify that:

(1)    the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and

(3) I am a U.S. person.

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup with holding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE, AS WELL AS FUTURE DIVIDEND PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

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  Exhibit 99.1